Exhibit 10.1        LOAN  AND  SECURITY  AGREEMENT



               __________________________________________________
               __________________________________________________


                          LOAN AND SECURITY AGREEMENT

                              Dated: July 13, 2000

                                   $5,000,000

                                 BY AND BETWEEN
               __________________________________________________
               __________________________________________________


                             ZOOM TELEPHONICS, INC.
                                  ("Borrower")

                                      AND
               __________________________________________________

                           FLEET CAPITAL CORPORATION
                                   ("Lender")
               __________________________________________________

                              TABLE OF CONTENTS

                                      Page


 SECTION 1. CREDIT FACILITY..................................................1
 1.1 Revolving Credit Loans..................................................1
 1.2 Letters of Credit; LC Guaranties........................................2

 SECTION 2. INTEREST, FEES AND CHARGES.......................................2
 2.1 Interest................................................................2
 2.2 Computation of Interest and Fees........................................2
 2.3 [Origination] [Commitment] [Closing] [Facility] Fee.....................3
 2.4 [Letter of Credit and LC Guaranty Fees..................................3
 2.5 Unused Line Fee.........................................................3
 2.6 Collection Charges......................................................3
 2.7 Audit and Appraisal Fees................................................3
 2.8 Reimbursement of Expenses...............................................4
 2.9 Bank Charges............................................................4

 SECTION 3. LOAN ADMINISTRATION..............................................4
 3.1 Manner of Borrowing Revolving Credit Loans..............................4
 3.2 Payments................................................................5
 3.3 Mandatory Prepayments...................................................6
 3.4 Application of Payments and Collections.................................6
 3.5 All Loans to Constitute One Obligation..................................6
 3.6 Loan Account............................................................6
 3.7 Statements of Account...................................................6

 SECTION 4. TERM AND TERMINATION.............................................7
 4.1 Term of Agreement.......................................................7
 4.2 Termination.............................................................7

 SECTION 5. SECURITY INTERESTS...............................................8
 5.1 Security Interest in Collateral................................. .......8
 5.2 Lien Perfection; Further Assurances.....................................8

 SECTION 6. COLLATERAL ADMINISTRATION........................................9
 6.1 General.................................................................9
 6.2 Administration of Accounts.............................................10
 6.3 Administration of Inventory............................................11
 6.4 Administration of Equipment............................................11
 6.5 Payment of Charges.....................................................12

 SECTION 7. REPRESENTATIONS AND WARRANTIES..................................12
 7.1 General Representations and Warranties.................................12
 7.2 Continuous Nature of Representations and Warranties....................17
 7.3 Survival of Representations and Warranties.............................17

 SECTION 8. COVENANTS AND CONTINUING AGREEMENTS.............................17
 8.1 Affirmative Covenants..................................................17
 8.2 Negative Covenants.....................................................19
 8.3 Specific Financial Covenants...........................................21

 SECTION 9. CONDITIONS PRECEDENT............................................21
 9.1 Documentation..........................................................21
 9.2 No Default.............................................................21
 9.3 Equity.................................................................21
 9.4 Availability...........................................................22
 9.5 No Litigation..........................................................22

             SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON
              DEFAULT.......................................................22
 10.1 Events of Default.....................................................22
 10.2 Acceleration of the Obligations.......................................24
 10.3 Other Remedies........................................................24
 10.4 Remedies Cumulative; No Waiver........................................25

 SECTION 11. MISCELLANEOUS..................................................25
 11.1 Power of Attorney.....................................................25
 11.2 Indemnity.............................................................26
 11.3 Modification of Agreement; Sale of Interest...........................26
 11.4 Severability..........................................................27
 11.5 Successors and Assigns................................................27
 11.6 Cumulative Effect; Conflict of Terms..................................27
 11.7 Execution in Counterparts.............................................27
 11.8 Notice................................................................27
 11.9 Lender's Consent......................................................28
 11.10 Credit Inquiries.....................................................28
 11.11 Time of Essence......................................................28
 11.12 Entire Agreement.....................................................28
 11.13 Interpretation.......................................................28
 11.14 GOVERNING LAW; CONSENT TO FORUM......................................28
 11.15 WAIVERS BY BORROWER..................................................29

                                      LOAN  AND  SECURITY  AGREEMENT


     THIS LOAN AND SECURITY AGREEMENT is made this 13th day of July, 2000, by and between FLEET CAPITAL CORPORATION ("Lender"), a Rhode Island corporation with an office at One Federal Street, Boston, Massachusetts; and ZOOM TELEPHONICS, INC. ("Borrower"), a Massachusetts corporation with its chief executive office and principal place of business at 207 South Street, Boston, Massachusetts 02111. Capitalized terms used in this Agreement have the meanings assigned to them in Appendix-A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

SECTION 1.            CREDIT  FACILITY  SECTION

     Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to $5,000,000 available upon Borrower's request therefor, as follows:

        1.1    Revolving Credit Loans.

     1.1.1 Loans and Reserves. Lender agrees, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Borrower from time to time, as requested by Borrower in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the Borrowing Base at such time minus the LC Amount and reserves, if any. The Revolving Credit Loan may be evidenced by one or more Promissory Notes in the form of Exhibit "A" attached hereto (the "Revolving Note (s)"). Lender shall have the right to establish reserves in such amounts, and with respect to such matters, as Lender shall deem necessary or appropriate in its reasonable credit judgement, against the amount of Revolving Credit Loans which Borrower may otherwise request under this subsection 1.1.1, including, without limitation, with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower's business; (ii) shrinkage, spoilage and obsolescence of Inventory; (iii) other sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement; (iv) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any Property of Borrower (except for the Permitted Liens); and (v) such other matters, events, conditions or contingencies as to which Lender, in its reasonable credit judgment, determines reserves should be established from time to time hereunder.

     1.1.2 Use of Proceeds. The Revolving Credit Loans shall be used solely for the satisfaction of existing Indebtedness of Borrower to Fleet National Bank, as applicable, and for Borrower's general operating capital needs in a manner consistent with the provisions of this Agreement and all applicable laws.

     1.2 Letters of Credit; LC Guaranties1.3 Letters of Credit; LC Guaranties. Lender agrees, for so long as no Default or Event of Default exists and if requested by Borrower, to (i) issue its, or cause to be issued its Affiliate's Letters of Credit for the account of Borrower or (ii) execute LC Guaranties by which Lender or its Affiliate shall guaranty the payment or performance by Borrower of its reimbursement obligations with respect to Letters of Credit, provided that the aggregate LC aggregate Amount at any time shall not exceed $1,000,000, and provided further that in determining said aggregate LC Amount,
(i) one hundred percent (100%) of the aggregate amount then undrawn on all standby Letters of Credit and LC Guaranties of standby Letters of Credit, and
(ii) fifty-five percent (55%) of the outstanding face value of the undrawn documentary Letter of Credit and LC Guaranties of documentary Letters of Credit shall be included in the LC Amount. No Letter of Credit or LC Guaranty may have an expiration date that is after the last day of the Original Term or the then applicable Renewal Term. Any amounts paid by Lender under any LC Guaranty or in connection with any Letter of Credit shall be treated as Revolving Credit Loans, shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Revolving Credit Loans.

        SECTION 2. INTEREST, FEES AND CHARGES

        2.1    Interest

     2.1.1 Rates of Interest. Interest shall accrue on the principal amount of the Revolving Credit Loans outstanding at the end of each day at a fluctuating rate per annum equal to the Base Rate. The rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs.

     2.1.2 Default Rate of Interest. Upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to two (2%) above the interest rate otherwise applicable thereto (the "Default Rate").

     2.1.3 Maximum Interest. In no event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement, are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

     2.2 Computation of Interest and Fees[2.2] Computation of Interest and Fees. Interest, Letter of Credit and LC Guaranty fees and unused line fees and collection charges hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Lender shall be deemed applied by Lender on account of the Obligations (subject to final payment of such items) on the second Business Day after receipt by Lender of such items in Lender's account.
     2.3 Closing Fee2.3[Origination] [Commitment] [Closing] [Facility] Fee. Borrower shall pay to Lender a closing fee of $25,000.00, which shall be fully earned and nonrefundable on the Closing Date and shall be paid concurrently with the initial Loan hereunder.

     2.4 Letter of Credit and LC Guaranty Fees2.4 [Letter of Credit and LC Guaranty Fees. Borrower shall pay to Lender:
     (i) for standby Letters of Credit and LC Guaranties of standby Letters of Credit, one and one-half percent (1.5%) per annum of the aggregate face amount of such Letters of Credit and LC Guaranties outstanding from time to time during the term of this Agreement, calculated for the actual number of days such Letters of Credit and LC Guaranties are outstanding, plus all normal and customary charges associated with the issuance thereof, which fees and charges shall be deemed fully earned upon issuance of each such Letter of Credit or LC Guaranty, shall be due and payable on the first Business Day of each month and shall not be subject to rebate or proration upon the termination of this Agreement for any reason; and

     (ii) for documentary Letters of Credit and LC Guaranties of documentary Letters of Credit, a fee equal to one and one-half percent (1.5%) per annum of the aggregate face amount of each such Letter of Credit or LC Guaranty outstanding from time to time during the term of this Agreement, calculated for the actual number of days such Letters of Credit and LC Guaranties are outstanding, plus the normal and customary charges associated with the issuance and administration of each such Letter of Credit or LC Guaranty (which fees and charges shall be fully earned upon issuance, renewal or extension (as the case may be) of each such Letter of Credit or LC Guaranty, shall be due and payable on the first Business Day of each month, and shall not be subject to rebate or proration upon the termination of this Agreement for any reason).

     2.5 Unused Line Fee2.5 Unused Line Fee. Borrower shall pay to Lender a fee equal to three-tenths of one percent (.30%) per annum of the average monthly amount by which $5,000,000 exceeds the sum of the outstanding principal balance of the Revolving Credit Loans plus the LC Amount. The unused line fee shall be payable on a quarterly basis in arrears on the first day of each calendar quarter hereafter.


        2.6    Intentionally Deleted.

     2.7 Audit and Appraisal Fees[2.7] Audit and Appraisal Fees. Borrower shall pay to Lender audit and appraisal fees in accordance with Lender's current schedule of fees in effect from time to time in connection with audits and appraisals of Borrower's books and records and such other matters as Lender shall deem appropriate, not to exceed $650 per auditor per day, for a maximum amount of $2,000 per audit, plus all out-of-pocket expenses incurred by Lender in connection with such audits and appraisals. Audit fees shall be payable on the first day of the month following the date of issuance by Lender of a request for payment thereof to Borrower. Provided there exists no default or Event of Default hereunder, the Lender shall not conduct more than one (1) such audit per quarter. Additionally, Lender shall not conduct an audit during any time in which there are no Loans outstanding under this Agreement.

     2.8 Reimbursement of Expenses[2.8] Reimbursement of Expenses. If, at any time or times regardless of whether or not an Event of Default then exists, Lender or any Participating Lender incurs out of pocket legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, or any amendment of or modification of this Agreement or any of the other Loan Documents; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby;
(iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs; (iv) any attempt to enforce any rights of Lender or any Participating Lender against Borrower or any other Person which may be obligated to Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such out of pocket legal and accounting expenses, other costs and out of pocket expenses of Lender shall be charged to Borrower. All amounts chargeable to Borrower under this Section 2.8 shall be Obligations secured by all of the Collateral, shall be payable on demand to Lender or to such Participating Lender, as the case may be, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Revolving Credit Loans from time to time. Borrower shall also reimburse Lender for expenses incurred by Lender in its administration of the Collateral to the extent and in the manner provided in Section 6 hereof.

     2.9 Bank Charges[2.9] Bank Charges. Borrower shall pay to Lender, on demand, any and all reasonable and customary fees, costs or expenses which Lender or any Participating Lender pays to a bank or other similar institution (including, without limitation, any fees paid by Lender to any Participating Lender) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender or any Participating Lender, of proceeds of loans made by Lender to Borrower pursuant to this Agreement and
(ii) the depositing for collection, by Lender or any Participating Lender, of any check or item of payment received or delivered to Lender or any Participating Lender on account of the Obligations.

         SECTION 3. LOAN ADMINISTRATION

     3.1 Manner of Borrowing Revolving Credit Loans Borrowings under the credit facility established pursuant to Section 1 hereof shall be as follows:

     3.1.1 Loan Requests. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrower may give Lender notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 11:00 a.m. New York time on the proposed borrowing date, provided, however, that no such request may be made at a time when there exists a Default or an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement or the Revolving Note(s), whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to Borrower, Lender may permit telephonic requests for loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrower. Unless Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from Borrower, Lender shall have no liability to Borrower for any loss or damage suffered by Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by Borrower and Lender shall have no duty to verify the origin of any such communication or the authority of the person sending it.

     3.1.2 Disbursement. Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to this subsection 3.1.2 as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(i) shall be disbursed by Lender in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Lender from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation evidenced by the Revolving Note(s).

     3.1.3 Authorization. Borrower hereby irrevocably authorizes Lender, in Lender's sole discretion, to advance to Borrower, and to charge to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all costs, fees and expenses at any time owed by Borrower to Lender hereunder.

     3.2 Payments Except where evidenced by notes or other instruments issued or made by Borrower to Lender specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligation shall be payable as follows:

     3.2.1 Principal. Principal payable on account of Revolving Credit Loans shall be payable by Borrower to Lender immediately upon the earliest of (i) the receipt by Lender or Borrower of any proceeds of any of the Collateral, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof; provided, however, that if an Overadvance shall exist at any time, Borrower shall, on demand, repay the Overadvance.

     3.2.2 Interest. Interest accrued on the Revolving Credit Loans shall be due on the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which Lender elects to accelerate the maturity and payment of the Obligations or (iii) termination of this Agreement pursuant to Section 4 hereof.

     3.2.3 Costs, Fees and Charges. Costs, fees and charges payable pursuant to this Agreement shall be payable by Borrower as and when provided in Section 2 hereof, to Lender or to any other Person designated by Lender in writing.
     3.2.4 Other Obligations. The balance of the Obligations requiring the payment of money, if any, shall be payable by Borrower to Lender as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is later.

     3.3 Application of Payments and Collections All items of payment received by Lender by 12:00 noon, New York time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, New York time, on any Business Day shall be deemed received on the following Business Day. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Lender from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Lender shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Lender or its agent against the Obligations, in such manner as Lender may deem advisable, notwithstanding any entry by Lender upon any of its books and records. If as the result of collections of Accounts as authorized by subsection 6.2.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times.

     3.4 All Loans to Constitute One Obligation The Loans shall constitute one general Obligation of Borrower, and shall be secured by Lender's Lien upon all of the Collateral.

     3.5 Loan Account Lender shall enter all Loans as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

     3.6 Statements of Account3.7 Statements of Account. Lender will account to Borrower monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Lender shall be deemed final, binding and conclusive upon Borrower unless Lender is notified by Borrower in writing to the contrary within 30 days of the date each accounting is mailed to Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

        SECTION 4. TERM AND TERMINATIONSECTION 4. TERM AND TERMINATION

     4.1 Term of Agreement Subject to Lender's right to cease making Loans to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect for a period of three (3) years from the date hereof, through and including July 13, 2003 (the "Original Term"), and this Agreement shall automatically renew itself for one-year periods thereafter (the "Renewal Terms"), unless terminated as provided in
Section 4.2 hereof.

        4.2    Termination

     4.2.1 Termination by Lender. Upon at least 90 days prior written notice to Borrower, Lender may terminate this Agreement as of the last day of the Original Term or the then current Renewal Term and Lender may terminate this Agreement without notice upon or after the occurrence of an Event of Default.

     4.2.2 Termination by Borrower. Upon at least 90 days prior written notice to Lender, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until Borrower has paid all of the Obligations in immediately available funds and all Letters of Credit and LC Guaranties have expired or have been cash collateralized to Lender's satisfaction. Any notice of termination given by Borrower shall be irrevocable unless Lender otherwise agrees in writing, and Lender shall have no obligation to make any Loans or issue or procure any Letters of Credit or LC Guaranties on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

     4.2.3 Termination Charges. At the effective date of termination of this Agreement for any reason, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to two (2%) of the average outstanding obligations under the Credit Facility over the immediately preceding twelve (12) month period if termination occurs during the first twelve-month period of the Original Term (July 13, 2000 through July 13,
2001); one (1%) percent of the average outstanding obligations under the Credit Facility over the immediately preceding twelve (12) month period if termination occurs during the second 12-month period of the Original Term (July 13, 2001 through July 13, 2002). Thereafter, provided no Event of Default exists at such time, if termination occurs prior to the last day of the Original Term or the last day of any Renewal Term, no termination charge shall be due and payable.

     4.2.4 Effect of Termination. All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Lender shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to Lender, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Obligations, Lender shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Lender may incur as a result of dishonored checks or other items of payment received by Lender from Borrower or any Account Debtor and applied to the Obligations, Lender shall, at its option, (i) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Lender from any such loss or damage; or (ii) have retained such monetary reserves and/or Liens on the Collateral up to such amount as Lender, in its reasonable discretion, determines is sufficient to secure any loss or damage Lender may incur as set forth herein for such period of time as Lender, in its reasonable discretion, may deem necessary to protect Lender from any such loss or damage.

          SECTION 5. SECURITY INTERESTSSECTION

     5.1 Security Interest in Collateral  To
secure the prompt payment and performance to Lender of the Obligations, Borrower hereby grants to Lender a continuing Lien upon all of Borrower's assets, including all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                       (i)   Accounts;

                      (ii)   Inventory;

                     (iii)   Equipment;

                      (iv)   General Intangibles;

     (v) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Lender or a bailee or Affiliate of Lender;

     (vi) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through (v) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

     (vii) All books and
records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (vi) above.

     As of the date hereof, the Lender has not taken and is not taking under this Agreement, any security interest in the Real Property of the Borrower.

     5.2 Lien Perfection; Further Assurances5.2 Lien Perfection; Further Assurances. Borrower shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Lender's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Lender's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Lender to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Lender's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Lender any and all documents, instruments and agreements reasonably deemed necessary by Lender to give effect to or carry out the terms or intent of the Loan Documents.

           SECTION 6. COLLATERAL ADMINISTRATION

       6.1General

     6.1.1 Location of Collateral. All Collateral, other than Inventory in transit and motor vehicles, will at all times be kept by Borrower and its Subsidiaries at one or more of the business locations set forth in Exhibit B hereto and shall not, without the prior written approval of Lender, be moved therefrom except, prior to an Event of Default and Lender's acceleration of the maturity of the Obligations in consequence thereof, for (i) sales of Inventory in the ordinary course of business; and (ii) removals in connection with dispositions of Equipment that are authorized by subsection 6.4.2 hereof.

     6.1.2 Insurance of Collateral. Borrower shall maintain and pay for insurance upon all Collateral wherever located and with respect to Borrower's business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Lender. Borrower shall deliver the originals of such policies to Lender with satisfactory lender's loss payable endorsements, naming Lender as loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Lender in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Lender shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Lender may, at its option, but shall not be required to, procure the same and charge Borrower therefor. Borrower agrees to deliver to Lender, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

     6.1.3 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Lender may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Lender shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

         6.2 Administration of Accounts

     6.2.1 Records, Schedules and Assignments of Accounts. Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. On or before the fifteenth day of each month from and after the date hereof, Borrower shall deliver to Lender, in form acceptable to Lender, a detailed aged trial balance of all Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Lender's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Lender shall reasonably request. If requested by Lender, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.

     6.2.2 Discounts, Allowances, Disputes. If Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrower shall report such discounts, allowances or credits, as the case may be, to Lender as part of the next required Schedule of Accounts. If any amounts due and owing in excess of $5,000.00 are in dispute between Borrower and any Account Debtor, Borrower shall provide Lender with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and after the occurrence of an Event of Default, Lender shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Lender may deem advisable, and to charge the deficiencies, costs and expenses thereof, including attorney's fees, to Borrower.

     6.2.3 Taxes. If an Account includes a charge for any tax payable to any governmental taxing authority, Lender is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor, provided, however that Lender shall not be liable for any taxes to any governmental taxing authority that may be due by Borrower.

     6.2.4 Account Verification. Whether or not a Default or an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender, any designee of Lender or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude any such verification process.

     6.2.5 Maintenance of Dominion Account. Once either the outstanding LC Amount exceeds $500,000, or the Borrower has initially drawn any amounts under the Revolving Credit Loans, Borrower shall maintain a Dominion Account pursuant to a lockbox arrangement acceptable to Lender with such banks as may be selected by Borrower and be acceptable to Lender. Borrower shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Dominion Account for application on account of the Obligations. All funds deposited in the Dominion Account shall immediately become the property of Lender and Borrower shall obtain the agreement by such banks in favor of Lender to waive any offset rights against the funds so deposited. Lender assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

     6.2.6 Collection of Accounts, Proceeds of Collateral. To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. All remittances received by Borrower on account of Accounts, together with the proceeds of any other Collateral, shall be held as Lender's property by Borrower as trustee of an express trust for Lender's benefit and Borrower shall immediately deposit same in kind in the Dominion Account. Provided that any Loans are outstanding, Lender retains the right at all times after the occurrence of an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees to Borrower.

        6.3    Administration of Inventory

     6.3.1 Records and Reports of Inventory. Borrower shall keep accurate and complete records of its inventory. Borrower shall furnish to Lender Inventory reports in form and detail satisfactory to Lender at such times as Lender may request, but at least once each month, not later than the twentieth day of the following month. Borrower shall conduct a physical inventory no less frequently than annually and shall provide to Lender a report based on each such physical inventory promptly thereafter, together with such supporting information as Lender shall request.

     6.3.2 Returns of Inventory. If at any time or times hereafter any Account Debtor returns any Inventory to Borrower the shipment of which generated an Account on which such Account Debtor is obligated in excess of $100,000, Borrower shall immediately notify Lender of the same, specifying the reason for such return and the location, condition and intended disposition of the returned Inventory.

        6.4    Administration of Equipment.

     6.4.1 Records and Schedules of Equipment. Borrower shall keep accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment and all dispositions made in accordance with subsection 6.6.2 hereof, and shall furnish Lender with a current schedule containing the foregoing information on at least an annual basis and more often if reasonably requested by Lender. Immediately on request therefor by Lender, Borrower shall deliver to Lender any and all evidence of ownership, if any, of any of the Equipment.

     6.4.2 Dispositions of Equipment. Borrower will not sell, lease or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Lender; provided, however, that the foregoing restriction shall not apply, for so long as no Event of Default exists, to (i) dispositions of Equipment which, in the aggregate during any consecutive twelve-month period, has a fair market value or book value, whichever is less, of $50,000.00 or less, provided that all proceeds thereof are remitted to Lender for application to the Loans, or (ii) dispositions of Equipment that is substantially worn, damaged or obsolete.

     6.5 Payment of Charges. All amounts chargeable to Borrower under Section -6 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Revolving Credit Loans from time to time.

SECTION 7.            REPRESENTATIONS  AND  WARRANTIES.

     7.1 General Representations and Warranties. To induce Lender to enter into this Agreement and to make advances hereunder, Borrower warrants, represents and covenants to Lender that:

     7.1.1 Organization and Qualification. Each of Borrower and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of Borrower and its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on Exhibit C hereto and in all other states and jurisdictions in which the failure of Borrower or any of its Subsidiaries to be so qualified would have a material adverse effect on the financial condition, business or Properties of Borrower or any of its Subsidiaries.

     7.1.2 Corporate Power and Authority. Each of Borrower and its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of Borrower or any of its Subsidiaries; (ii) contravene Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation or by-laws;
(iii) violate, or cause Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any of its Subsidiaries.

     7.1.3 Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each of Borrower and its Subsidiaries enforceable against it in accordance with its respective terms.

     7.1.4 Capital Structure. Exhibit D hereto states (i) the correct name of each of the Subsidiaries of Borrower, its jurisdiction of incorporation and the percentage of its Voting Stock owned by Borrower, (ii) the name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation, (iii) the number, nature and holder of all outstanding Securities of Borrower and each Subsidiary of Borrower and (iv) the number of authorized, issued and treasury shares of Borrower and each Subsidiary of Borrower. Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable. There are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of Borrower or any of its Subsidiaries. There are no outstanding agreements or instruments binding upon any of Borrower's shareholders relating to the ownership of shares of capital stock of the Borrower.

     7.1.5 Corporate Names. Neither Borrower nor any of its Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed on Exhibit E hereto. Except as set forth on Exhibit E, neither Borrower nor any of its Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

     7.1.6 Business Locations; Agent for Process. Each of Borrower's and its Subsidiaries' chief executive office and other places of business are as listed on Exhibit B hereto. During the preceding one-year period, neither Borrower nor any of its Subsidiaries has had an office, place of business or agent for service of process other than as listed on Exhibit B. Except as shown on Exhibit B, no inventory is stored with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person.

     7.1.7 Title to Properties; Priority of Liens. Each of Borrower and its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. The Liens granted to Lender under Section 5 hereof are first priority Liens, subject only to Permitted Liens.

     7.1.8 Accounts. Lender may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Account:

     (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

     (ii) It arises out of a completed, bona fide sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

     (iii) It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

     (iv) Such Account, and Lender's security interest therein, is not, and will not (by voluntary act or omission of Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by Lender to be immaterial, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

     (v) Borrower has made no agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Accounts submitted to Lender pursuant to subsection 6.2.1 hereof;

     (vi) There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Lender with respect thereto;

     (vii) To the best of Borrower's knowledge, the Account Debtor thereunder
(1) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (2) such Account Debtor is Solvent; and

     (viii) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

     7.1.9 Equipment. The Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted. Borrower will not permit any of the Equipment to become affixed to any real Property leased to Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Lender, and Borrower will not permit any of the Equipment to become an accession to any personal Property other than Equipment that is subject to first priority (except for Permitted Liens) Liens in favor of Lender.

     7.1.10 Financial Statements; Fiscal Year. The balance sheets of Borrower as of December 31, 1999, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP, and present fairly the financial positions of Borrower at such dates and the results of Borrower's operations for such periods. Since January 1, 2000, there has been no material change in the condition, financial or otherwise, of Borrower and no decrease in the aggregate value of Equipment in excess of $50,000, and no change in the real property owned by Borrower, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of Borrower and each of its Subsidiaries ends on December 31 of each year.

     7.1.11 Full Disclosure. The financial statements referred to in subsection
7.1.10 hereof do not, nor does this Agreement or any other written statement of Borrower to Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrower has failed to disclose to Lender in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of Borrower or any of its Subsidiaries or the ability of Borrower or its Subsidiaries to perform this Agreement or the other Loan Documents.

     7.1.12 Solvent Financial Condition. Each of Borrower and its Subsidiaries is now and, after giving effect to the Loans to be made and the Letters of Credit and LC Guaranties to be issued hereunder, at all times will be, Solvent.

     7.1.13 Surety Obligations. Neither Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

     7.1.14 Taxes. Borrower's federal tax identification number is ________________. The federal tax identification number of each of Borrower's Subsidiaries is shown on Exhibit F hereto. Borrower and each of its Subsidiaries has filed all federal, state and local tax returns and other reports it is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges that are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower and its Subsidiaries are adequate for all years not closed by applicable statutes, and for its current fiscal year.

     7.1.15 Brokers. There are no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

     7.1.16 Patents, Trademarks, Copyrights and Licenses. Each of Borrower and its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights are listed on Exhibit G hereto.

     7.1.17 Governmental Consents. Each of Borrower and its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

     7.1.18 Compliance with Laws. Each of Borrower and its Subsidiaries has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower or such Subsidiary, as applicable, its Properties or the conduct of its business and there have been no citations, notices or orders of noncompliance issued to Borrower or any of its Subsidiaries under any such law, rule or regulation. Each of Borrower and its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state and local laws, rules and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. ' 201 et seq.), as amended.

     7.1.19 Restrictions. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Exhibit H hereto, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable.

     7.1.20 Litigation. Except as set forth on Exhibit I hereto, there are no actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower or any of its Subsidiaries, or the business, operations, Properties, prospects, profits or condition of Borrower or any of its Subsidiaries. Neither Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

     7.1.21 No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Neither Borrower nor any of its Subsidiaries is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

     7.1.22 Leases. Exhibit J hereto is a complete listing of all capitalized leases of Borrower and its Subsidiaries and Exhibit K hereto is a complete listing of all operating leases of Borrower and its Subsidiaries. Each of Borrower and its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

     7.1.23 Pension Plans. Except as disclosed on Exhibit L hereto, neither Borrower nor any of its Subsidiaries has any Plan. Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of Borrower or any of its Subsidiaries exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

     7.1.24 Trade Relations. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower or any of its Subsidiaries, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or any of its Subsidiaries or prevent Borrower or any of its Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

     7.1.25 Labor Relations. Except as described on Exhibit M hereto, neither Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

     7.2 Continuous Nature of Representations and Warranties.2 Continuous Nature of Representations and Warranties. Each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of Borrower's or its Subsidiaries' business or operations that would render the information in any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Lender has consented to such changes or such changes are expressly permitted by this Agreement.

     7.3 Survival of Representations and Warranties.3 Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Lender and the parties thereto and the closing of the transactions described therein or related thereto.

             SECTION 8. COVENANTS AND CONTINUING AGREEMENTS

     8.1 Affirmative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless otherwise consented to by Lender in writing, it shall:

     8.1.1 Visits and Inspections. Permit representatives of Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations.

     8.1.2 Notices. Promptly notify Lender in writing of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading.

     8.1.3 Financial Statements. Keep, and cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender and is consistent with GAAP):

     (i) not later than one hundred five (105) days after the close of each fiscal year of Borrower, unqualified audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Lender (except for a qualification for a change in accounting principles with which the accountant concurs);

     (ii) not later than forty-five (45) days after the end of each month hereafter, including the last month of Borrower's fiscal year, unaudited interim financial statements of Borrower and its Subsidiaries as of the end of such month and of the portion of Borrower's financial year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

     (iii) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

     (iv) promptly after the filing thereof, copies of any annual report to be filed with ERISA in connection with each Plan; and

     (v) such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's and each of its Subsidiaries' financial condition or results of operations.

     Notwithstanding anything to the contrary, Lender acknowledges that the Borrower is the United States subsidiary of its publicly-traded Canadian parent company (the "Parent Company") (also named Zoom Telephonics, Inc.); therefore, the financial statements delivered to the Lender hereunder will be those year-end audited, consolidated financial statements of said Parent Company as filed with the Securities and Exchange Commission and consolidating financial statements of the Borrower on a quarterly basis.

     Concurrently with the delivery of the financial statements described in clause (i) of this subsection 8.1.3, Borrower shall forward to Lender a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Lender a certificate of the aforesaid certified public accountants certifying to Lender that, based upon their examination of the financial statements of Borrower and its Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof, and acknowledging, in a manner satisfactory to Lender, that they are aware that Lender is relying on such financial statements in making its decisions with respect to the Loans. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this subsection 8.1.3, or more frequently if requested by Lender, Borrower shall cause to be prepared and furnished to Lender a Compliance Certificate in the form of Exhibit N hereto executed by the Chief Financial Officer of Borrower.

     8.1.4 Landlord and Storage Agreements. Provide Lender with copies of all agreements between Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory may, from time to time, be kept.

     8.1.5 Guarantor Financial Statements. Deliver or cause to be delivered to Lender financial statements for each Guarantor, if any, in form and substance satisfactory to Lender at such intervals and covering such time periods as Lender may request.

     8.1.6 Projections. No later than 30 days prior to the end of each fiscal year of Borrower, deliver to Lender Projections of Borrower for the forthcoming fiscal year, month by month.

     8.2 Negative Covenants During the term of this Agreement, and thereafter for so long as there are any Obligations to Lender, Borrower covenants that, unless Lender has first consented thereto in writing, it will not:

     8.2.1 Mergers; Consolidations; Acquisitions. Merge or consolidate, or permit any Subsidiary of Borrower to merge or consolidate, with any Person; nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Properties of any Person.

     8.2.2 Loans. Make, or permit any Subsidiary of Borrower to make, any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business) to any one or more Person or Persons in excess of $100,000 in the aggregate.

     8.2.3 Total Indebtedness. Create, incur, assume, or suffer to exist, or permit any Subsidiary of Borrower to create, incur or suffer to exist, any Indebtedness, except:

     (i) Obligations owing to Lender;

     (ii) Subordinated Debt existing on the date of this Agreement;

     (iii) Indebtedness of any Subsidiary of Borrower to Borrower;

     (iv) accounts payable to trade creditors and current operating expenses (other than for Money Borrowed) which are not aged more than 60 days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and Borrower or such Subsidiary shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower or such Subsidiary and its independent accountants;

     (v) Obligations to pay Rentals permitted by subsection 8.2.13;

     (vi) Permitted Purchase Money Indebtedness;

     (vii) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

     (viii) Indebtedness with respect to the Real Property in the form of those monetary Liens set forth in Section 8.2.5 hereunder; and

     (ix) Indebtedness not included in paragraphs (i) through (viii) above which does not exceed at any time, in the aggregate, the sum of $100,000.00.

     8.2.4 Affiliate Transactions. Enter into, or be a party to, or permit any Subsidiary of Borrower to enter into or be a party to, any transaction with any Affiliate of Borrower or stockholder, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Lender and are no less favorable to Borrower than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of Borrower or such Subsidiary.

     8.2.5 Limitation on Liens. Create or suffer to exist, or permit any Subsidiary of Borrower to create or suffer to exist, any Lien upon any of its Property, including any real property owned by Borrower (the "Real Property") income or profits, whether now owned or hereafter acquired, except:

     (i) Liens at any time granted in favor of Lender;

     (ii) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in subsection 7.1.14 hereto, but only if in Lender's judgment such Lien does not adversely affect Lender's rights or the priority of Lender's Lien in the Collateral;

     (iii) Liens arising in the ordinary course of Borrower's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business;

     (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

     (v) Liens securing Indebtedness of one of Borrower's Subsidiaries to Borrower or another such Subsidiary;

     (vi) such other Liens as appear on Exhibit O hereto;

     (vii) Monetary Liens on any Real Property resulting from a refinance of the Real Property provided that with respect to such monetary Liens, the proceeds therefrom shall at the Lender's discretion, be applied to pay down the outstanding balance of the Loans hereunder; provided further that in the event that if, at the time said proceeds become available, no Loans are then currently outstanding, said proceeds shall be used as general working capital for Borrower's business in the ordinary course;

     (viii) Non-monetary liens on Real Property for those certain easements and restrictions which benefit the Real Property or which otherwise do not adversely affect the value or use of the Real Property; and (ix) such other Liens as Lender may hereafter approve in writing.

     8.2.6 Subordinated Debt. Make, or permit any Subsidiary of Borrower to make, any payment of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the Subordination Agreement relative thereto.

     8.2.7 Distributions. Declare or make, or permit any Subsidiary of Borrower to declare or make, any Distributions.

     8.2.8 Capital Expenditures. Make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to Borrower and its Subsidiaries, exceed $1,500,000.00 during any fiscal year of Borrower.

     8.2.9 Disposition of Assets. Sell, lease or otherwise dispose of any of, or permit any Subsidiary of Borrower to sell, lease or otherwise dispose any of, its Properties, including any Real Property, including any disposition of Property, including Real Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, (ii) a transfer of Property and/or Real Property to Borrower by a Subsidiary of Borrower or (iii) dispositions expressly authorized by this Agreement.

     8.2.10 Stock of Subsidiaries. Permit any of its Subsidiaries to issue any additional shares of its capital stock except director's qualifying shares.

     8.2.11 Bill-and-Hold Sales, Etc. Make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis except in the normal course of Borrower's business operations.

     8.2.12 Restricted Investment. Make or have, or permit any Subsidiary of Borrower to make or have, any Restricted Investment.

     8.2.13 Leases. Become, or permit any of its Subsidiaries to become, a lessee under any operating lease (other than a lease under which Borrower or any of its Subsidiaries is lessor) of Property or Real Property if the aggregate Rentals payable during any current or future period of 12 consecutive months under the lease in question and all other leases under which Borrower or any of its Subsidiaries is then lessee would exceed $_______________, annually. The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease.

     8.2.14 Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary of Borrower.

     Nothing contained in Sections 8.1 or 8.2 hereof shall restrict Borrower from terminating the Loan in accordance with Borrower's termination rights pursuant to Section 4 herein.

                       SECTION 9. CONDITIONS PRECEDENTS

     Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Lender under the other sections of this Agreement, Lender shall not be required to make any Loan under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

     9.1 Documentation. Lender shall have received, in form and substance satisfactory to Lender and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments and certificates as Lender and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Lender and its counsel.

     9.2 No Default or Event of Default shall exist.

     9.3 Other Loan Documents9.3 Other Loan Documents. Each of the conditions precedent set forth in the other Loan Documents shall have been satisfied.

     9.4 Availability9.5 Availability. Lender shall have determined that immediately after Lender has made an initial advance of funds hereunder and/or issued any Letters of Credit and/or LC Guaranties contemplated hereby, and paid all closing costs incurred in connection with the transactions contemplated hereby, Aggregate Adjusted Availability shall not be less than $2,000,000.

     9.5 No Litigation[9.6] No Litigation. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

SECTION 10.    EVENTS  OF  DEFAULT;  RIGHTS  AND  REMEDIES  ON  DEFAULT SECTION

     10.1 Events of Default The occurrence of one or more of the following events shall constitute an "Event of Default":

     10.1.1 Payment of Obligations. Borrower shall fail to pay any of the Obligations, including but not limited to, payments due under the Revolving Credit Note on the due date therefore and in the event of a default resulting from Borrower exceeding the available credit hereunder after five (5) days written notice thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

     10.1.2 Misrepresentations. Any representation, warranty or other statement made or furnished to Lender by or on behalf of Borrower, any Subsidiary of Borrower or Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 7.2 hereof.

     10.1.3 Breach of Specific Covenants. Borrower shall fail or neglect to perform, keep or observe any covenant contained in Sections 5.2, 6.1.1, 6.2, 8.1.1, 8.1.3, or 8.2 hereof on the date that Borrower is required to perform, keep or observe such covenant, provided that with respect to Sections 6.2,
8.1.1 and 8.1.3, Borrower shall have five (5) days after written notice to cure after Borrower's failure to perform, keep or observe such covenant.

     10.1.4 Breach of Other Covenants. Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and the breach of such other covenant is not cured to Lender's satisfaction within 15 days after the sooner to occur of Borrower's receipt of notice of such breach from Lender or the date on which such failure or neglect first becomes known to any officer of Borrower, or in the event that such default cannot be cured within such time period despite Borrower's diligent efforts to cure, then such reasonable time as may be necessary to cure such default provided that Borrower has commenced cure during said 15 day period and continues to diligently pursue such cure, but in any event, not beyond sixty (60) days.

     10.1.5 Default Under Security Documents/Other Agreements. Any event of default shall occur under, or Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents; or the Other Agreements and such default shall continue beyond any applicable grace period.

     10.1.6 Other Defaults. There shall occur any default or event of default on the part of Borrower under any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made.

     10.1.7 Uninsured Losses. Any material loss, theft, damage or destruction of any of the Collateral not fully covered (subject to such deductibles as are reasonable and customary and otherwise such deductibles as Lender shall have permitted) by insurance.

     10.1.8 Adverse Changes. There shall occur any material adverse change in the financial condition or business of Borrower or any Guarantor, provided however that depletion of the Borrower's current available cash and any cash remitted back to Borrower by Lender (the "Excess Cash") in the ordinary course shall not constitute a material adverse change.

     10.1.9 Insolvency and Related Proceedings. Borrower or any Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower or any Guarantor under the Bankruptcy Code (if against Borrower or any Guarantor, the continuation of such proceeding for more than 45 days), or Borrower or any Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally.

     10.1.10 Business Disruption; Condemnation. There shall occur a cessation of a substantial part of the business of Borrower, any Subsidiary of Borrower or any Guarantor, if any, for a period which significantly affects Borrower's or any such Guarantor's capacity to continue its business, on a profitable basis; or Borrower, any Subsidiary of Borrower or any Guarantor shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower or any such Guarantor which is necessary to the continued or lawful operation of its business; or Borrower or any Guarantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which Borrower or any Guarantor leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term; or any part of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

     10.1.11 Change of Officer. Frank Manning ("Manning") shall cease to operate as Chief Financial Officer ("CEO") of the Borrower and a substitute or replacement CEO satisfactory to Lender in Lender's reasonable discretion has not been appointed within sixty (60) days from the earlier of Borrower's receipt of notice of Manning's departure or Manning's actual departure from said office.

     10.1.12 ERISA. A Reportable Event shall occur which Lender, in its reasonable discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower, any Subsidiary of Borrower or any Guarantor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's, such Subsidiary's or such Guarantor's complete or partial withdrawal from such Plan.

     10.1.13 Challenge to Agreement. Borrower, any Subsidiary of Borrower or any Guarantor, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender.

     10.1.14 Repudiation of or Default Under Guaranty Agreement. Any Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

     10.1.15 Criminal Forfeiture. Borrower, any Subsidiary of Borrower or any Guarantor shall be criminally convicted or entered a nolo plea under any law that could lead to a forfeiture of any Property or Real Property of Borrower, any Subsidiary of Borrower or any Guarantor.

     10.1.16 Judgments. Any uninsured money judgment, writ of attachment or similar process is filed against Borrower, any Subsidiary of Borrower or any Guarantor, or any of their respective Property or Real Property seeking amounts exceeding the greater of fifty (50%) percent of Borrower's Excess Cash (as defined in Section 10.1.8), but not exceeding $1,000,000, or at such time as Excess Cash has been depleted, then not exceeding money judgments, writs of attachments or similar process of $150,000.

     10.2 Acceleration of the Obligations
Without in any way limiting the right of Lender to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence of an Event of Default, all or any portion of the Obligations shall, at the option of Lender and without presentment, demand protest or further notice by Lender, become at once due and payable and Borrower shall forthwith pay to Lender, the full amount of such Obligations, provided, that upon the occurrence of an Event of Default specified in subsection 10.1.9 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Lender.

     10.3 Other Remedies Upon and after the occurrence of an Event of Default, Lender shall have and may exercise from time to time the following rights and remedies:

     10.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Lender may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

     10.3.2 The right to take immediate possession of the Collateral, and to
(i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Lender at a place designated by Lender which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Lender for storage thereof).

     10.3.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Lender, in its sole discretion, may deem advisable. Borrower agrees that 10 days written notice to Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Lender may designate in said notice. Lender shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Lender shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Lender may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, first to the reasonable costs, expenses and attorneys' fees incurred by Lender in collecting the Obligations, in enforcing the rights of Lender under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrower shall remain liable to Lender therefor.

     10.3.4 Lender is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Lender's benefit.

     10.3.5 Lender may, at its option, require Borrower to deposit with Lender funds equal to the LC Amount and, if Borrower fails to promptly make such deposit, Lender may advance such amount as a Revolving Credit Loan (whether or not an Overadvance is created thereby). Any such deposit or advance shall be held by Lender as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

     10.4 Remedies Cumulative; No Waiver10.4 Remedies Cumulative; No Waiver. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement, if any, given to Lender or contained in any other agreement between Lender and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Lender shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lender, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Lender and directed to Borrower.

SECTION 11.    MISCELLANEOUS SECTION

     11.1 Power of Attorney. Borrower hereby irrevocably designates, makes, constitutes and appoints Lender (and all Persons designated by Lender) as Borrower's true and lawful attorney (and agent-in-fact) and Lender, or Lender's agent, may, without notice to Borrower and in either Borrower's or Lender's name, but at the cost and expense of Borrower:

     11.1.1 At such time or times upon or after the occurrence of a Default or an Event of Default as Lender or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Lender or under Lender's control.

     11.1.2 At such time or times upon or after the occurrence of an Event of Default as Lender or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts;
(ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Lender deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as Lender may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Lender on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Lender's determination, to fulfill Borrower's obligations under this Agreement.

     11.2 Indemnity11.2 Indemnity. Borrower hereby agrees to indemnify Lender and hold Lender harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. In addition, Borrower shall defend Lender against and save it harmless from all claims of any Person with respect to the Collateral. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Lender by any Person under any Environmental Laws or similar laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this
Section 11.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

     11.3 Modification of Agreement; Sale of Interest11.3 Modification of Agreement; Sale of Interest. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower and Lender. Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder. Borrower hereby consents to Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder. In the case of an assignment, the assignee shall have, to the extent of such assignment, the same rights, benefits and obligations as it would if it were "Lender" hereunder and Lender shall be relieved of all obligations hereunder upon any such assignments. Borrower agrees that it will use its best efforts to assist and cooperate with Lender in any manner reasonably requested by Lender to effect the sale of participations in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents. Borrower further agrees that Lender may disclose credit information regarding Borrower and its Subsidiaries to any potential participant or assignee.

     11.4 Severability11.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     11.5 Successors and Assigns11.5 Successors and Assigns. This Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Lender permitted under Section 11.3 hereof.

     11.6 Cumulative Effect; Conflict of Terms11.6 Cumulative Effect; Conflict of Terms. The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

     11.7 Execution in Counterparts11.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

     11.8 Notice11.8Notice. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile, except that any notice of Default hereunder shall not be delivered via facsimile but shall be delivered by any other such method hereunder provided that a return receipt is requested, and unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

If to Lender:                       Fleet Capital Corporation
                                            One Boston Place, Suite 500
                                    Boston, MA 02108
                                            Attention:  Charles J. Wyrwa, III
                                    Facsimile No.:  (617) 619-3511

With a copy to:                     Burns & Levinson LLP
                                    125 Summer Street
                                    Boston, MA 02110
                                    Attention:  Frank A. Segall, Esquire
                                    Facsimile No.:  (617) 345-3299

        If to Borrower:             Zoom Telephonics, Inc.
                                    207 South Street
                                    Boston, MA 02111
                                    Attention:  Chief Financial Officer
                                    Facsimile No.:  (617) 423-4859

                                    Zoom Telephonics, Inc.
                                    207 South Street
                                    Boston, MA 02111
                                    Attention: Chief Executive Officer
                                    Facsimile No.:  (617) 423-4859

                                    Zoom Telephonics, Inc.
                                    207 South Street
                                    Boston, MA 02111
                                    Attention: Executive Vice President
                                    Facsimile No.:  (617) 423-4859

                                    Zoom Telephonics, Inc.
                                    207 South Street
                                    Boston, MA 02111
                                    Attention: Corporate Controller
                                    Facsimile No.:  (617) 423-4859


        With a copy to:             Brown, Rudnick, Freed & Gesmer
                                    One Financial Center
                                    Boston, MA 02110
                                    Attention:  Harry Hutton, Esquire
                                    Facsimile No.:  (617) 856-8201

     or to such other address as each party may designate for itself by notice given in accordance with this Section 11.8; provided, however, that any notice, request or demand to or upon Lender pursuant to subsection 3.1.1 or 4.2.2 hereof shall not be effective until received by Lender.

     Notwithstanding anything to the contrary contained herein, only notice(s) of Default to Borrower shall be required to be delivered to the Corporate Controller and Executive Vice President of the Borrower; all other notices to Borrower hereunder shall be effective when given to the Chief Financial Officer and Chief Executive Officer of the Borrower pursuant to the terms hereunder. Lender shall endeavor to mark any notices of Default delivered hereunder with the word "Urgent" on the envelope; however, failure by the Lender to do so shall not affect in any way, the effectiveness of the notice delivered hereunder.

     11.9 Lender's Consent Whenever Lender's consent is required to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, Lender shall be authorized to give or withhold such consent in its reasonable discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

     11.10 Credit Inquiries Borrower hereby authorizes and permits Lender to respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

     11.11 Time of Essence. Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

     11.12 Entire Agreement. This Agreement and the other
Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

     11.13 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     11.14 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN BOSTON, MASSACHUSETTS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS: PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF MASSACHUSETTS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF LENDER'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF LENDER'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE SUPERIOR COURT OF SUFFOLK COUNTY, MASSACHUSETTS, OR, AT LENDER'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MASSACHUSETTS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

     11.15 WAIVERS BY BORROWER. BORROWER WAIVES (i)
THE RIGHT TO TRIAL BY JURY (WHICH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL: (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER LENDER MAY DO IN THIS REGARD; (iii) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Agreement has been duly executed in Boston, Massachusetts on the day and year specified at the beginning of this Agreement.


                        ATTEST: ZOOM TELEPHONICS, INC.
                                  ("Borrower")



By
                             Name: Robert A. Crist
                       Title: Vice President Finance and
                            Chief Financial Officer

                                                          [CORPORATE SEAL]


                       Accepted in Boston, Massachusetts:

                           FLEET CAPITAL CORPORATION
                                   ("Lender")


                                      By
                           Name: Charles J. Wyra, III
                          Title: Senior Vice President


                                            APPENDIX  A

                                            GENERAL  DEFINITIONS

     When used in the Loan and Security Agreement dated as of July 13, 2000, by and between Fleet Capital Corporation and Zoom Telephonics, Inc., the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

     Account Debtor - any Person who is or may become obligated under or on account of an Account.

     Accounts - all accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by Borrower or in which Borrower now has or hereafter acquired any interest.

     Affiliate - a Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

     Aggregate Adjusted Availability - means an amount equal to (a) Formula Availability minus (b) the sum of (i) the unpaid aggregate balance of the revolving Credit Loan and the L/C's on the date such determination is made, plus (ii) all amounts due to trade creditors that are past due.

     Agreement - the Loan and Security Agreement referred to in the first sentence of this Appendix-A, all Exhibits thereto and this Appendix - A.

     Availability-- the amount of money which Borrower is entitled to borrow from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts which Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower) and the LC Amount is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

               Bank - Fleet Capital Corporation.

     Base Rate - the rate of interest announced or quoted by Bank from time to time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

     Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

                        (i) $5,000,000 at such date; or

                            (ii) an amount equal to

          (a) eighty-five (85%) percent of the net amount of Eligible Accounts outstanding at such date ("Receivables Formula Availability");

                                      PLUS

        (b) the lesser of (1) $3,000,000 or (2) fifty (50%) percent, of the value of Eligible Inventory at such date calculated on the basis of the lower of cost or market with the cost of raw materials and finished goods calculated on a first-in, first-out basis ("Inventory Formula
                                Availability");

                                     MINUS

            (iii) the Permanent Reserve initially set at $2,000,000;

                                     MINUS

         (iv) such additional reasonable reserves as Lender may in its discretion deem necessary from time to time.

     For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Lender's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

     Additionally, the Receivables Formula Availability and the Inventory Formula Availability shall be subject to adjustment by the Lender upon prior notice to Borrower, and in Lender's reasonable judgment.

     Business Day - any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of The Commonwealth of Massachusetts or is a day on which banking institutions located in the state are closed.

     Capital Expenditures - expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

     Capitalized Lease Obligation - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     Closing Date - the date on which all of the conditions precedent in
Section 9 of the Agreement are satisfied and the initial Loan is made or the initial Letter of Credit or LC Guaranty is issued under the Agreement.

     Code - the Uniform Commercial Code as adopted and in force in The Commonwealth of Massachusetts, as from time to time in effect.

     Collateral - all of the Property and interests in Property described in
Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

     Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

     Current Assets - at any date means the amount at which all of the current assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP except that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

     Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

     Default Rate - as defined in subsection 2.1.2 of the Agreement.

     Distribution - in respect of any corporation means and includes: (i) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

     Dominion Account - a special account of Lender established by Borrower pursuant to the Agreement at a bank selected by Borrower, but acceptable to Lender in its reasonable discretion, and over which Lender shall have sole and exclusive access and control for withdrawal purposes.

     EBIT-- with respect to any fiscal period, the sum of Borrower's Consolidated net earnings (or loss) before interest expense and taxes for said period as determined in accordance with GAAP.

     Eligible Account - an Account arising in the ordinary course of Borrower's business from the sale of goods or rendition of services which Lender, in its reasonable credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

       (i) it arises out of a sale made by Borrower to a Subsidiary or an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; or

      (ii) it is unpaid for more than 60 days after the original due date shown on the invoice; or

        (iii) it is due or unpaid more than 120 days after the original invoice date; or

      (iv) 50% or more of the Accounts from any one Account Debtor are not deemed Eligible Accounts hereunder; or

       (v) the total unpaid Accounts of any one Account Debtor exceed 20% of the net amount of all Eligible Accounts, to the extent of such excess; or

         (vi) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; or

      (vii) the Account Debtor is also Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the
  Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor; or

       (viii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the
  Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

       (ix) it arises from a sale to an Account Debtor outside the United States, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Lender in its sole discretion; or

      (x) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

         (xi) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Lender, in a manner satisfactory to Lender, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C.
                         '203 et seq., as amended); or

     (xii) the Account is subject to a Lien other than a Permitted Lien; or

      (xiii) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such
Account have not been performed by Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

      (xiv) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

      (xv) Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

        (xvi) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof.

     Eligible Inventory - such Inventory of Borrower (other than packaging materials and supplies) which Lender, in its reasonable credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

       (i) it is not raw materials or finished goods, or work-in-process that is, in Lender's opinion, readily marketable in its current form; or

             (ii) it is not in good, new and saleable condition; or

            (iii) it is slow-moving, obsolete or unmerchantable; or

        (iv) it does not meet all standards imposed by any governmental agency or authority; or

         (v) it does not conform in all respects to the warranties and representations set forth in the Agreement,

        (vi) it is not at all times subject to Lender's duly perfected, first priority security interest and no other Lien except a Permitted Lien; or

         (vii) it is not situated at a location in compliance with the
                          Agreement or is in transit.

     Environmental Laws - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

     Equipment - all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower or in which Borrower has an interest, whether now owned or hereafter acquired by Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

     ERISA - the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

     Event of Default - as defined in Section 10.1 of the Agreement.

     Formula Availability - the amount equal to (x) the sum of the Receivables Formula Availability and Inventory Formula Availability minus (y) the Permanent Reserve and all additional reserves.

     GAAP - generally accepted account principles in the United States of America in effect from time to time.

     General Intangibles - all personal property of Borrower (including things in action) other than goods, Accounts, chattel paper, documents, instruments and money, whether now owned or hereafter created or acquired by Borrower.

               Indebtedness - as applied to a Person means, without duplication

     (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

     (ii) all obligations of other Persons which such Person has guaranteed,

     (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

     (iv) in the case of Borrower (without duplication), the Obligations.

     Inventory - all of Borrower's inventory, whether now owned or hereafter acquired including, but not limited to, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

     LC Amount-- at any time, the aggregate undrawn face amount of all Letters of Credit and LC Guaranties then outstanding.

     LC Guaranty - any guaranty pursuant to which Lender or any Affiliate of Lender shall guaranty the payment or performance by Borrower of its reimbursement obligation under any letter of credit.

     Letter of Credit - any letter of credit issued by Lender or any of Lender's Affiliates for the account of Borrower.

     Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

     Loan Account - the loan account established on the books of Lender pursuant to Section 3.5 of the Agreement.

     Loan Documents - the Agreement, the Other Agreements and the Security Documents.

     Loans - all loans and advances of any kind made by Lender pursuant to the Agreement.

     Money Borrowed - means (i) Indebtedness arising from the lending of money by any Person to Borrower; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower, (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrower under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by Borrower.

     Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

     Obligations - all Loans and all other advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrower to Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

     Original Term - as defined in Section 4.1 of the Agreement.

     Other Agreements - any and all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower, any Subsidiary of Borrower or any other third party and delivered to Lender in respect of the transactions contemplated by the Agreement.

     Overadvance - the amount, if any, by which the outstanding principal amount of Revolving Credit Loans plus the LC Amount exceeds the Borrowing Base.

     Participating Lender - each Person who shall be granted the right by Lender to participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to Lender.

     Permanent Reserve - the reserve account (initially established at $2,000,000), required to be established by the Borrower with the Lender for so long as any Obligations remain outstanding hereunder, as consideration for the Lender's waiver of required financial covenants under this Agreement.

     Permitted Liens - any Lien of a kind specified in subsection 8.2.5 of the Agreement.

     Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of Borrower incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other such Indebtedness of Borrower at the time outstanding, does not exceed $100,000.00; additionally, Borrower's aggregate Capitalized Lease Obligations throughout the term of the Loan and while any obligations are outstanding to the Lender by the Borrower, shall not exceed $2,000,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

     Person - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

     Plan - an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

     Projections - Borrower's forecasted (a) balance sheets, (b) profit and loss statements, (c) cash flow statements, and (d) capitalization statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     Property - any interest in any kind of property or asset, whether personal or mixed, or tangible or intangible, but excluding any real property.

     Purchase Money Indebtedness - means and includes (i) Indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

     Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

          Rentals - as defined in subsection 8.2.13 of the Agreement.

          Renewal Terms - as defined in Section 4.1 of the Agreement.

  Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

     Restricted Investment - any investment made in cash or by delivery of Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any
                         Property except the following:

         (i) investments in one or more Subsidiaries of Borrower to the extent existing on the Closing Date;

          (ii) Property to be used in the ordinary course of business;

      (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of Borrower and its Subsidiaries;

         (iv) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

      (v) investments in certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; and

     (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

  Revolving Credit Loan - a Loan made by Lender as provided in Section 1.1 of the Agreement.

    Schedule of Accounts-- as defined in subsection 6.4.1 of the Agreement.

     Security - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

     Security Documents - this Loan and Security Agreement, those certain UCC-1 Financing Statements filed in connection herewith and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

     Solvent - as to any Person, such Person (i) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

     Subordinated Debt - Indebtedness of Borrower that is subordinated to the Obligations in a manner satisfactory to Lender.

     Subordination Agreement - the Subordination Agreement to be dated on or about the Closing Date among Borrower, Lender and ________________.

     Subsidiary - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

     Total Credit Facility- Five Million and 00/100 Dollars ($5,000,000.00).

     Voting Stock - Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

     Other Terms. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

     Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

                                             LIST OF EXHIBITS


Exhibit A      Revolving Note
Exhibit B      Borrower's and each Subsidiary's Business Locations
Exhibit C Jurisdictions in which Borrower and each Subsidiary is
Authorized to do Business
Exhibit D      Capital Structure of Borrower
Exhibit E      Corporate Names
Exhibit F      Tax Identification Numbers of Subsidiaries
Exhibit G      Patents, Trademarks, Copyrights and Licenses
Exhibit H      Contracts Restricting Borrower's Right to Incur Debts
Exhibit I      Litigation
Exhibit J      Capitalized Leases
Exhibit K      Operating Leases
Exhibit L      Pension Plans
Exhibit M      Labor Contracts
Exhibit N      Compliance Certificate
Exhibit O      Permitted Liens

                                  EXHIBIT A

                           REVOLVING PROMISSORY NOTE


                                $5,000,000          July 13, 2000


     FOR VALUE RECEIVED, ZOOM TELEPHONICS, INC., a Massachusetts corporation with a business address of 207 South, Boston, Massachusetts 02211 (hereinafter referred to as the "Borrower"), promises to pay to the order of Fleet Capital Corporation, a Rhode Island (the "Lender"), at the offices located at One Boston Place, Suite 500, Boston, Massachusetts 02108, the lesser of (i) the principal sum of Five Million and 00/100 Dollars ($5,000,000.00), or (ii) the aggregate unpaid principal amount of all advances of funds under the Revolving Credit Loan made by the Lender to the Borrower pursuant to that certain Loan and Security Agreement dated as of the date hereof by and between the Borrower and the Lender, as the same may be amended (the "Loan Agreement").

     The Borrower shall pay in full all unpaid principal, interest, fees and other amounts due under this Note upon termination hereof pursuant to the Loan Agreement.

     The Borrower promises to pay to the order of the Lender interest before and after maturity on the principal amount of this Note outstanding from time to time from the date hereof until payment in full of all principal, interest, fees and other sums due under this Note in accordance with the Loan Agreement.

     Upon the occurrence and during the continuance of an Event of Default, the principal amount of all Loans shall bear interest at a rate per annum equal to two percent (2.0%) above the interest rate otherwise applicable thereto.

     Principal, interest, fees and other sums are payable in immediately available Dollars to the Agent at its address set forth in the Loan Agreement or as otherwise directed in writing from the Agent to the Borrower.

     This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Loan Agreement. The applicable terms and provisions of the Loan Agreement are incorporated herein by reference as if fully set forth herein. In the event of any conflict between any provision of this Note and any provision(s) of the Loan Agreement, such provision(s) of the Loan Agreement shall control. Each capitalized term used in this Note and not expressly defined in this Note shall have the meaning ascribed to such term in the Loan Agreement. The Loan Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal of this Note prior to the maturity of this Note upon the terms and conditions specified in the Loan Agreement.

     This Note is secured by the Security Documents.

     If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of an attorney for collection, through legal proceedings or otherwise, the Borrower will pay reasonable attorneys' fees to the holder hereof together with reasonable costs and expenses of collection.

     All provisions of this Note and any other agreements between the Borrower and the Lender are expressly subject to the condition that in no event, whether by reason of acceleration of maturity of the Indebtedness evidenced by this Note or otherwise, shall the amount paid or agreed to be paid to the Lender which is deemed interest under applicable law exceed the maximum permitted rate of interest under applicable law (the "Maximum Permitted Rate"), which shall mean the law in effect on the date of this Note, except that if there is a change in such law which results in a higher Maximum Permitted Rate, then this Note shall be governed by such amended law from and after its effective date. In the event that fulfillment of any provision of this Note, or the Loan Agreement or any document, instrument or agreement providing security for this Note results in the rate of interest charged hereunder being in excess of the Maximum Permitted Rate, the obligation to be fulfilled shall automatically be reduced to eliminate such excess. If, notwithstanding the foregoing, the Lender receives an amount which under applicable law would cause the interest rate hereunder to exceed the Maximum Permitted Rate, the portion thereof which would be excessive shall automatically be deemed a prepayment of and be applied to the unpaid principal balance of this Note to the extent of then outstanding Base Rate Loans and not a payment of interest and to the extent said excessive portion exceeds the outstanding principal amount of Base Rate Loans, said excessive portion shall be repaid to the Borrower.

     The Borrower expressly waives presentment, notice of acceleration and intent to accelerate, demand for payment and protest and notice of protest and nonpayment.

     This Note shall for all purposes be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to such state's conflict of laws rules.

      Executed as a sealed instrument as of the date first above written.

                  In the presence of: ZOOM TELEPHONICS, INC.


 _________________________ By:_______________________________________________
                       (Witness) Name: Frank B. Manning
                                Title: President



4




73




                                   EXHIBIT B

                               BUSINESS LOCATIONS


  1. Borrower currently has the following business locations, and no others:

           Chief Executive Office: 207 South Street, Boston, MA 02111

                                Other Locations:
 A sales office located in the United Kingdom at ______________________________
                    ______________________________________.


     2. Borrower maintains its books and records relating to Accounts and General Intangibles at: 207 South Street, Boston, MA 02111

     3. Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except:




     4. Each Subsidiary currently has the following business locations, and no others:
        Chief Executive Office:     N/A

        Other Locations:     N/A


     5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:N/A


     6. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except: N/A

     . The following bailees, warehouseman, similar parties and consignees hold inventory of7. The following bailees, warehouseman, similar parties and consignees hold inventory of Borrower or one of its Subsidiaries:


                                   EXHIBIT C

                        JURISDICTIONS IN WHICH BORROWER
                              AND ITS SUBSIDIARIES
                         ARE AUTHORIZED TO DO BUSINESS


                          Name of Entity Jurisdictions

                        Zoom Telephonics, Inc. Delaware
                      Zoom Telephonics, Inc. Massachusetts
                       Zoom Telephonics, Inc. d/b/a Texas
                               Award Technologies


                                                  EXHIBIT D


                                              CAPITAL STRUCTURE

     1. The classes and number of authorized shares of Borrower and each Subsidiary and the record owner of such shares are as follows:
Borrower:


----------------------- -------------------------- --------------------------- ==============================

    Class of Stock          Number of Shares             Record Owners               Number of Shares
       Common                  Issued and Outstanding                                   Authorized but Unissued
----------------------- -------------------------- --------------------------- ==============================
----------------------- -------------------------- --------------------------- ==============================


----------------------- -------------------------- --------------------------- ==============================
----------------------- -------------------------- --------------------------- ==============================


----------------------- -------------------------- --------------------------- ==============================
----------------------- -------------------------- --------------------------- ==============================


----------------------- -------------------------- --------------------------- ==============================
----------------------- -------------------------- --------------------------- ==============================


----------------------- -------------------------- --------------------------- ==============================


Subsidiaries:


----------------------- -------------------------- --------------------------- ==============================

    Class of Stock          Number of Shares             Record Owners               Number of Shares
                         Issued and Outstanding                                   Authorized but Unissued
----------------------- -------------------------- --------------------------- ==============================
----------------------- -------------------------- --------------------------- ==============================


----------------------- -------------------------- --------------------------- ==============================
----------------------- -------------------------- --------------------------- ==============================


----------------------- -------------------------- --------------------------- ==============================
----------------------- -------------------------- --------------------------- ==============================


----------------------- -------------------------- --------------------------- ==============================
----------------------- -------------------------- --------------------------- ==============================


----------------------- -------------------------- --------------------------- ==============================




     2. The number, nature and holder of all other outstanding Securities of Borrower and each Subsidiary are as follows:


     3. The correct name and jurisdiction of incorporation of each Subsidiary of Borrower and the percentage of its issued and outstanding shares owned by Borrower are as follows:

------------------ -----------------------------        =====================

      Name         Jurisdiction of Incorporation        Percentage of Shares
                                                        Owned by Borrower
------------------ -----------------------------        =====================
------------------ -----------------------------        =====================


----------------- -----------------------------        =====================

     4. The name of each of Borrower's corporate or joint venture Affiliates and the nature of the affiliation are as follows:


                                    EXHIBIT E

                                CORPORATE NAMES

     1. Borrower's correct corporate name, as registered with the Secretary of State of Delaware and in The Commonwealth of Massachusetts and in the State of Texas is Zoom Telephonics, Inc.

     2. In the conduct of its business, Borrower has used the following names:

        Zoom
        Zoom Telephonics, Inc.
        Award Technologies

     3. Each Subsidiaries' correct corporate name, as registered with the Secretary of State of the State of its incorporation, is: N/A

     4. In the conduct of its business, each Subsidiary has used the following names: N/A

                              EXHIBIT F EXHIBIT F

                   TAX IDENTIFICATION NUMBERS OF SUBSIDIARIES


                               Subsidiary Number

                                Not Applicable


                                   EXHIBIT G

                  PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES



   1. Borrower's and its Subsidiaries' patents: See Attached prepared lists

  2. Borrower's and its Subsidiaries' trademarks: See Attached prepared lists

  3. Borrower's and its Subsidiaries' copyrights: See Attached prepared lists

     4. Borrower's and its Subsidiaries' licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions): See Attached prepared lists

                                   EXHIBIT H

             CONTRACTS RESTRICTING BORROWER'S RIGHT TO INCUR DEBTS


        Contracts that restrict the right of Borrower to incur Indebtedness:

----------------- -------------------  ---------------------  =================

Title of Contract Identity of Parties  Nature of Restriction  Term of Contract
----------------- -------------------  ---------------------  =================
----------------- -------------------  ---------------------  =================

----------------- -------------------  ---------------------  =================


                                   EXHIBIT I


                                   LITIGATION


     1. Actions, suits, proceedings and investigations pending against Borrower or any Subsidiary: None.

     2. The only threatened actions, suits, proceedings or investigations of which Borrower or any Subsidiary is aware are as follows: None.


                                   EXHIBIT J

                               CAPITALIZED LEASES


Borrower and its Subsidiaries have the following capitalized leases:


-----------------   --------       ------------------       ================

    Lessee          Lessor         Term of Lease            Property Covered
-----------------   --------       ------------------       ================
-----------------   --------       ------------------       ================

-----------------   --------       ------------------       ================

                                   EXHIBIT K

                                OPERATING LEASES

Borrower and its Subsidiaries have the following operating leases:

-----------------   --------       ------------------       ================

    Lessee          Lessor         Term of Lease            Property Covered
-----------------   --------       ------------------       ================
-----------------   --------       ------------------       ================

-----------------   --------       ------------------       ================




                                   EXHIBIT L

                                 PENSION PLANS

Borrower and its Subsidiaries have the following Plans:

-------------------------------------- =======================================

                        Party                           Type of Plan
-------------------------------------- =======================================
-------------------------------------- =======================================

Borrower
-------------------------------------- =======================================
-------------------------------------- =======================================


-------------------------------------- =======================================
-------------------------------------- =======================================

[Subsidiaries]
-------------------------------------- =======================================
-------------------------------------- =======================================


-------------------------------------- =======================================


                                   EXHIBIT M

             COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES


     1. Borrower and its Subsidiaries are parties to the following collective bargaining agreements:

---------------------          -----------          ==========================

    Type of Agreement          Parties               Term of Agreement
---------------------          -----------          ==========================
---------------------          -----------          ==========================

---------------------          -----------          ==========================



     2. Material grievances, disputes of controversies with employees are as follows:

---------------------------        ===========================================

   Parties Involved                Nature of Grievance, Dispute or Controversy
---------------------------        ===========================================
---------------------------        ===========================================

---------------------------        ===========================================



     3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining are as follows:

-------------------------------------------------       =======================

        Parties Involved                                   Nature of Matter
-------------------------------------------------       =======================
-------------------------------------------------       =======================

-------------------------------------------------       =======================





                                   EXHIBIT N

                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrower]

                            __________________, 20__


_______________________________
_______________________________
_______________________________
_______________________________

     The undersigned, the chief financial officer of _________ _______________________, a _______________ [corporation] [limited partnership]
("Borrower"), gives this certificate to Fleet Capital Corporation ("Lender") in accordance with the requirements of subsection 8.1.2 of that certain Loan and Security Agreement dated ______________, 20__, between Borrower and Lender ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

     1. Based upon my review of the balance sheets and statements of income of Borrower for the [fiscal year] [quarterly period] ending __________________, 20__, copies of which are attached hereto, I hereby certify that:

     Capital Expenditures during the period ad for the fiscal year to date total $__________ and $__________, respectively.

     2. No Default exists on the date hereof, other than: __________________ ________________________________________________ [if none, so state]; and

     3. No Event of Default exists on the date hereof, other than __________ ____________________________________________________ [if none, so state].


                               Very truly yours,


                        _______________________________
                            Chief Financial Officer


                                   EXHIBIT O

                                PERMITTED LIENS



        -------------------------------------       ==========================

                 Secured Party                      Nature of Lien
        -------------------------------------       ==========================
        -------------------------------------       ==========================

        -------------------------------------       ==========================